EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each of the Registration Statements on Form S-2 (No. 333-55874), Form S-8 (No.'s 333-39766, 333-37310,
333-31104,  333-95655, 333-92239, 333-87541, 333-84457, 333-81033 and 333-80135)
of Imaging Technologies Corporation of our report dated November 7, 2002 appearing in the June 30, 2002 Annual Report of this Form 10-K.

/s/  Stonefield  Josephson,  Inc.

STONEFIELD  JOSEPHSON,  INC.
Irvine,  California

November  18,  2002